UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): February 27, 2013
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FirstMerit Corporation
(Exact Name of Registrant as Specified in Charter)
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Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (330) 996-6300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 27, 2013, Paul G. Greig, Chairman, President and Chief Executive Officer of FirstMerit Corporation, will give an investor presentation at the Boston Bank Conference. A copy of this investor presentation is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

By:     /s/ Carlton E. Langer
Name:    Carlton E. Langer
Title: Senior Vice President, Chief Legal Officer and Secretary

Date: February 27, 2013

EXHIBIT INDEX

Exhibit
Number    Description
99.1        Investor Presentation